Exhibit 99.2
™ © 2022 Blueprint Medicines Corporation

JIM BAKER SVP, Corporate Affairs

INVESTOR DAY 2022 Not for promotional use Our speakers today 3 KATE HAVILAND Chief Executive Officer CHRISTY ROSSI Chief Operating Officer PHILINA LEE, PHD Chief Commercial Officer BECKER HEWES, MD Chief Medical Officer FOUAD NAMOUNI, MD President, R&D PERCY CARTER, PHD Chief Scientific Officer

INVESTOR DAY 2022 Not for promotional use SM, systemic mastocytosis. 4 Agenda Our blueprint to achieve precision at scale Kate Haviland, Chief Executive Officer Delivering the first precision therapy for SM Philina Lee, PhD, Chief Commercial Officer Clinical perspectives on Non-Advanced SM Becker Hewes, MD, Chief Medical Officer Frank Siebenhaar, MD, Assistant Professor, Charité University Pankit Vachhani, MD, Assistant Professor, University of Alabama James Wedner, MD, Professor, Washington Universityin St. Louis BREAK Expanding patient impact with precision medicine leadership Transforming treatment of EGFR-mutant lung cancer Fouad Namouni, MD, President, R&D Research innovation at scale Percy Carter, PhD, Chief Scientific Officer Portfolio growth strategy Christy Rossi, Chief Operating Officer Q&A –Part 2 Closing remarks Kate Haviland, Chief Executive Officer

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, strategies, timelines and expectations for interactions with the U.S. Food and Drug Administration (FDA) and other regulatory authorities; plans to submit a sNDA to the FDA for AYVAKIT in non-advanced SM, with a subsequent submission of a type II variation marketing authorization application to the European Medicines Agency (EMA); plans and timing for presenting detailed data from the PIONEER trial of AYVAKIT in patients with non-advanced systemic mastocytosis (SM), and, expectations regarding the potential benefits of AYVAKIT in treating patients with non-advanced SM; statements regarding plans and expectations for the company's current or future approved drugs and drug candidates; the potential benefits of any of the company's current or future approved drugs or drug candidates in treating patients; and the company's financial performance, strategy, goals and anticipated milestones, business plans and focus.

The words "aim," "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the impact of the COVID-19 pandemic to the company's business, operations, strategy, goals and anticipated milestones, including the company's ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products; the company's ability and plans in continuing to establish and expand a commercial infrastructure, and successfully launching, marketing and selling current or future approved products; the company's ability to successfully expand the approved indications for AYVAKIT/AYVAKYT and GAVRETO or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future; the delay of any current or planned clinical trials or the development of the company's current or future drug candidates; the company's advancement of multiple early-stage efforts; the company's ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the company's drug candidates, which may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; the company's ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT, GAVRETO or any drug candidates it is developing; the company's ability to develop and commercialize companion diagnostic tests for AYVAKIT/AYVAKYT, GAVRETO or any of its current and future drug candidates; the company's ability to successfully expand its operations, research platform and portfolio of therapeutic candidates, and the timing and costs thereof; the company's ability to realize the anticipated benefits of its executive leadership transition plan; and the success of the company's current and future collaborations, financing arrangements, partnerships or licensing arrangements. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in the company's filings with the Securities and Exchange Commission (SEC), including the company's most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q and any other filings that the company has made or may make with the SEC in the future. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

This presentation also contains estimates, projections and other statistical data made by independent parties and by the company relating to market size and growth and other data about the company's industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the company's future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk.

Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation.

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INVESTOR DAY 2022 Not for promotional use Our blueprint to achieve precision at scale Chief Executive Officer KATE HAVILAND

INVESTOR DAY 2022 Not for promotional use OUR MISSION Make real the promise of precision therapy to extend and improve life for as many people as possible Not for promotional use Suki, patient with non-advanced systemic mastocytosis

INVESTOR DAY 2022 Not for promotional use Blueprint’s proven track record of success FDA, U.S. Food and Drug Administration; IND, investigational new drug application; POC, proof-of-concept. development candidates nominated breakthrough therapy designations success rate from IND to clinical POC 14 80% 5 years from IND to first approval FDA approved indications approved medicines ~4 25 8

INVESTOR DAY 2022 Not for promotional use 9 Our evolution to a commercial stage company Compelling peak revenue and high margin opportunities leveraging operational efficiencies People, tools and capabilities to capture the compelling growth opportunities Sustainable disease leadership in Systemic Mastocytosis through a decade of research, relationships and market building OPPORTUNITY INFRASTRUCTURE KNOWLEDGE & EXPERIENCE

INVESTOR DAY 2022 Not for promotional use Our commercial portfolio creates value certainty and opportunity for near-term growth 10 AREA PDGFRA GIST RET-altered cancers Advanced SM Non-Advanced SM GLOBAL TAMs PRODUCTS Anticipated Approval Mid-2023 ~12,000 patients 2 marketed products GIST, gastrointestinal stromal tumor; TAM, total addressable market (US, EU4 and UK markets). Total revenue and operating expenses favorable to consensus Expect to achieve high-end of $180M -$200M top-line revenue guidance for 2022 Revising AYVAKIT revenue guidance to $108 million to $111 million for 2022 Q3 financial results

INVESTOR DAY 2022 Not for promotional use Patient impact and growth driven by Precision at Scale 11 LUNG CANCER PORTFOLIO BLU-222 AREA PDGFRA GIST RET-altered cancers Advanced SM Non-Advanced SM* EGFRm NSCLC* CDK2 vulnerable breast & other cancers* GLOBAL TAMs PRODUCTS ~250,000+ patients 4+ marketed products by the end of 2027 CDK2, cylindependent kinase 2; EGFRm, EGFR-mutant; NSCLC, non-small cell lung cancer. * Includes TAMs for AYVAKIT based on potential approval in Non-Advanced SM and other investigational therapies based on potential future approvals in other target indications.

INVESTOR DAY 2022 Not for promotional use 12 “2027 Blueprint” strategy -double our impact, in half the time Approved medicines Disease leadership areas Late-stage clinical programs Research platforms Cumulative development candidates 2011-2022 2 1 2 1 14 Planned 2022-2027 4+ 3+ 4+ 2 25+ 2027

INVESTOR DAY 2022 Not for promotional use Key questions to be answered today 13 What is the opportunity in Non-Advanced SM and how does our Advanced SM experience inform our view? EXPANDING PATIENT IMPACT SOLVING MAJOR MEDICAL PROBLEMS SCALING INNOVATION Do we have a winning approach to improve outcomes for patients with EGFR-mutant NSCLC? How will we leverage our expertise and infrastructure to drive continued innovation and long-term growth?

INVESTOR DAY 2022 Not for promotional use Precision at Scale: Bringing AYVAKIT to patients across the spectrum of systemic mastocytosis 14 What is the opportunity in Non-Advanced SM and how does our Advanced SM experience inform our view? EXPANDING PATIENT IMPACT 1 2 3 Growing the number of Advanced SM patients treated with AYVAKIT each quarter and addressing challengesin underpenetrated patient populations Expanding AYVAKIT to treat patients with Non-Advanced SM is a significant opportunity for near-term growth PIONEER data establish the basis for AYVAKIT to become the standard of care for patients with moderate-to-severe Non-Advanced SM upon FDA approval

Precision at Scale:
Delivering improved outcomes for people with EGFR-mutant NSCLC


SOLVING
MAJOR
MEDICAL
PROBLEMS

Do we have a winning approach to improve outcomes for patients with EGFR-mutant NSCLC?

1. BLU-945 monotherapy was clinically active and showed a differentiated safety profile. However, durability of response was limited due to frequent off-target drivers in 2L+ patients
2. Prioritizing development of BLU-945 in combination with osimertinib in 1L L858R, based on exciting preclinical data and early clinical safety data
3. Pulling forward BLU-525, the backup compound for BLU-701, to bring the best candidate into development with minimal disruption to the overall timeline
4. Encouraging early activity data from the BLU-451 dose escalation trial

1L, first-line; 2L+, second-line or later.

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INVESTOR DAY 2022 Not for promotional use Precision at Scale: Driving innovation for long-term growth 16 How will we leverage our expertise and infrastructure to drive continued innovation and long-term growth? SCALING INNOVATION 1 2 3 Creating synergies between our robust discovery, clinical and commercial capabilities to build an optimized portfolio Announcing a new program targeting wild-type KIT, which builds on ourknowledge of KIT and leadership position in mast cell disorders Leveraging our kinase discovery platform as a unique advantage to pursue targeted protein degradation

INVESTOR DAY 2022 Not for promotional use Delivering the first precision therapy for systemic mastocytosis Chief Commercial Officer PHILINA LEE, PHD

INVESTOR DAY 2022 Not for promotional use OUR MISSION Make real the promise of precision therapy to extend and improve life for as many people as possible Not for promotional use Melanie, patient with non-advanced systemic mastocytosis

INVESTOR DAY 2022 Not for promotional use 19 AYVAKIT is the first precision therapy to target the underlying cause of SM Reduced mast cell burden Improved disease symptoms Improved quality of life Deep and durable clinical responses Positive benefit-risk profile COMPELLING PROFILE DEMONSTRATED ACROSS CLINICAL TRIALS One pill, once daily dosing

INVESTOR DAY 2022 Not for promotional use 20 We are well positioned to deliver on the promise of AYVAKIT in SM AYVAKIT has the potential to benefit patients across the spectrum of SM • This represents a >$1B opportunity We have established AYVAKIT as the standard of care for patients treated for AdvSM • Focused on increasing the treated patient population to drive near-term growth Our Non-AdvSMU.S. launch strategy focuses on ~7,500 patients with moderate to severe disease who are seeking treatment today We are well-positioned to launch AYVAKIT for Non-AdvSM • First to market, a strong product profile, a leadership position built over nearly a decade, and an experienced team in the market today for AdvSM AdvSM, Advanced SM; Non-AdvSM, Non-Advanced SM.

Systemic mastocytosis represents a blockbuster opportunity

SM PATIENTS IN THE U.S.

~32,000 estimated prevalent patients based on epidemiology data[2]

~16,000 patients diagnosed and observable in claims data[1]


~22,000 patients
~16,000 undiagnosed SM (not visible in claims)
~6,000 other diagnosed non-advanced SM
~7,500 patients
~2,100 patients
~550 patients
1 Advanced SM treated
2 Advanced SM untreated
3 Moderate-to-severe non-advanced SM diagnosed & treated
4 Additional opportunity

1. U.S. claims data analyses on file. 2. Cohen, Br J Haematol, 2014.

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Systemic mastocytosis is a spectrum of disease

SYSTEMIC MASTOCYTOSIS

~32K prevalent patients, with ~16K diagnosed and visible in U.S. claims

ADVSM (5-10%)

- Mast cell proliferation leads to organ damage and shortened overall survival
- Managed primarily by hematologist oncologists whose treatment goals are focused on overall survival
- Three sub-types of disease create significant heterogeneity; majority of patients have SM-AHN, a medically complex disease

NON-ADVSM (90-95%)

- Mast cell over-activation leads to debilitating symptoms and poor quality of life
- Managed primarily by hematologist oncologists, as well as allergist immunologists who are focused on symptom burden and quality of life
- More homogenous disease biology, with a range of clinical presentations leading to a spectrum of severity

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AHN, associated hematologic neoplasm.

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AYVAKIT has become the standard of care in treated AdvSM in the U.S.

GROWTH OPPORTUNITY

Continue to expand the treated advanced SM population


~4x
~550 patients
~2,100 patients
1 Advanced SM treated
2 Advanced SM untreated
3 Moderate-to-severe non-advanced SM diagnosed & treated
4 Additional opportunity

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Growth in AYVAKIT revenue one year into the Advanced SM launch



QUARTER OVER QUARTER GROWTH
~ +65%
$17.3M
$2.6
$14.7
$20.0M
$2.0
$18.0
$23.8M
$2.5
$21.3
$28.5M
$3.8
$24.7
$28.6M
$3.6
$25.1
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
U.S.
Rest of world1

KEY DRIVERS

- AVYAKIT is the standard of care in the U.S.
  - ~60% share of treated patients in Q3
  - ~75% of new patient starts / switches
  - Number of patients on therapy continues to grow
- Increasing HCP experience with AYVAKIT
  - ~350 new accounts since launch
  - >50 new accounts in Q3

KEY CHALLENGES

- Initial penetration in SM-AHN is lower than other subtypes
- Omicron COVID-19 impacted patient visits and new patient diagnoses
- FX headwinds in international business

FX, foreign exchange.

1. Rest of world sales exclude Greater China.

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INVESTOR DAY 2022 Not for promotional use 25 Trending to double AYVAKIT net product revenues compared to last year •Updating AYVAKIT net product revenue guidance for full-year 2022 to $108M -$111M, based on: •Continued expected growth of treated patients at a slower pace, driven by expansion ofSM-AHN treatment rates •Financial impacts driven by FX and German price reform •Reasons to believe in continued growth •Total number of patients on therapy continues to grow •Majority of SM-AHN anticipated to be addressable over time •Duration of treatment continues to trend favorably (~18 months), trending towards longer duration in recently prescribed patients, who are primarily TKI-naïve FY 2021 (actual)FY 2022 (expected) YEAR OVER YEAR GROWTH ~ +2x Global Net Revenues $53.0M $108-$111M TKI, tyrosine kinase inhibitor.

INVESTOR DAY 2022 Not for promotional use 26 We are taking action to drive change in AdvSMclinical practice HCP education , including peer-to-peer, on SM-AHN and urgency to treat Real-time data alerts to field, enhanced by machine learning, to flag patients most likely to start therapy Additional data generation , including impact of long-term treatment and data on combination approaches Incremental field team expansion, ahead of anticipated NonAdvSMlaunch, will broaden our reach to call on additional providers treating AdvSMpatients HCP, healthcare provider;

Key initiatives to grow the treated AdvSM patient population

INITIATIVE 1: EDUCATING HCPs ON URGENCY TO TREAT



100%
75%
50%
25%
0%
Proportion free of event
46.9 mos
(95%CI: 44.9,NE)
18.0 mos
(95%CI: 13.0, 26.8)
Cohort
Avapritinib
BAT
Log-rank
P value
< 0.001 *
0
10
20
30
40
50
60
70
Time (months)

Avapritinib	119	76	39	16	10	3	1	0
BAT	121	71	44	28	15	5	2	0

Number at risk

*P < 0.05

AYVAKIT improved OS in SM-AHN patients compared to best available therapy in a retrospective analysis.[1] In October, NCCN guidelines for SM were updated to cite these study results.

INITIATIVE 2: INCREASING FIELD EFFICIENCY WITH AI/MACHINE LEARNING

Patient-level data alerts enable highly targeted HCP engagement by field teams



A 20% subset of SM patients identified though AI / machine learning approaches generates ~80% of new SM-directed TKI starts

= SM patient initiating a TKI or cytoreductive therapy

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1. A multi-center, global, observational, retrospective chart review study was conducted at 6 study sites (4 European, 2 US) to identify and collect data from AdvSM patients who received BAT. SM-AHN patients were identified using inclusion/exclusion criteria similar to the EXPLORER and PATHFINDER trials. The follow-up times for the midostaurin, cladribine, and BAT cohorts were truncated to match the maximum follow-up time of the avaprtinib cohort. Reiter et al. Overall Survival in Patients with Systemic Mastocytosis with Associated Hematologic Neoplasm Treated with Avapritinib Versus Best Available Therapy. Presented at EHA 2022. BAT, best available therapy. AI, artificial intelligence.

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Non-advanced SM is a significant opportunity with high growth potential

GROWTH OPPORTUNITY

~7,500 patients with moderate-to-severe Non-AdvSM already diagnosed and treated today



~15x
~7,500 patients
~550 patients
1 Advanced SM treated
2 Advanced SM untreated
3 Moderate-to-severe non-advanced SM diagnosed & treated
4 Additional opportunity

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Our U.S. launch strategy focuses on addressing the needs of ~7,500 patients

~7,500 patients
diagnosed with moderate-to-severe Non-AdvSM, treated with symptom-directed polypharmacy

~2,500
severe

EARLIEST ADOPTION

- Higher burden of disease (e.g., higher frequency of anaphylaxis, organomegaly, compromised bone)
- Polypharmacy burden includes higher utilization of TKIs, cytoreductive therapies, and omalizumab

~5,000
moderate

GROWTH OPPORTUNITY

- Moderate burden of disease
- Polypharmacy burden includes long-term use of steroids, cromolyn sodium or Rx antihistamines

U.S. claims data analyses on file. Rx, prescription.

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Claims data illustrate disease burden and informs field targeting


ICD-10 Diagnosis Code Used in Encounter:
Systemic Mastocytosis (D4702)
Aggressive SM (C9621)
Cutaneous Mastocytosis (D4701)
Other / None
Other Events
Emergency Room Visit
EpiPen Rx
SM-directed Symptomatic Rx
Omalizumab Rx
Claims-based patient journeys for representative patients:
Year 1
Year 2
Q1
Q2
Q3
Q4
Q1
Q2
Q3
1 Advanced SM Patient
2 Severe Non-Advanced SM Patient
3 Moderate Non-Advanced SM Patient
4 Other Diagnosed Non-Advanced SM Patient
Oncologist
Allergist
Gastroenterologist
Dermatologist
Other Events

1. Claims algorithm considers number & type of SM diagnosis codes, comorbidities including associated hematologic neoplasms (AHNs) and evidence of organ damage (e.g., splenomegaly, hepatomegaly, compromised bone, etc.), in addition to prescription therapies (e.g., trial of TKIs / cytoreductive therapies, cromolyn sodium, long-term steroid use, omalizumab, epi-pen, etc.). CM, cutaneous mastocytosis; ISM, indolent systemic mastocytosis. Both medical and pharmacy claims are captured.

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INVESTOR DAY 2022 Not for promotional use Engage top treaters to raise awareness of SM and need for treatment Educate and empower patients to seek support Launch strategy to drive continued growth in Non-Advanced SM 31 PREPARE LAUNCH ACCELERATE GROW Activate HCPs managing large numbers of patients Use data publications and presentations to inform and educate Ensure patient access Encourage coordination among a broader set of HCP specialties to accelerate uptake across segments Grow the market by driving an increase in diagnosis via awareness and testing Support development of SM Centers of Excellence TODAY2H 20232024 2025+

Analytics based on provider segmentation enables efficient, targeted outreach


Top 350+ HCPs see ~1.5K patients
+3K HCPs see ~2K patients
+4K HCPs see ~4K patients
Figure is illustrative
SM patients managed
HEME/ONC & AI
GI, DERM & OTHER
treating physicians managing ~7,500 moderate to severe Non-AdvSM patients

U.S. claims data on file. AI, allergist immunologist; derm, dermatologist; heme/onc, hematologist oncologist; GI, gastroenterologist.

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Favorable access to AYVAKIT today provides a strong foundation

DOSES AVAILABLE TODAY

All doses approved for AdvSM and GIST, including the 25mg dose, are available and covered by payers



25 mg
50 mg
100 mg
200mg
300mg

100% PAYER COVERAGE

100% payer coverage for all AYVAKIT NDCs, including 25mg[1]

AVYAKIT AdvSM Coverage, by Percentage of Lives



Confirmed coverage, 100%
Coverage to label, 97%
Coverage requires prescribing by specialists and/or KIT D816V testing, 3%

RAPID TIME TO FILL

AYVAKIT sees rapid time to fill and payer prior authorization approvals

Average Days to Fill*	**4.9**
Average Days to PA Approval*	**2.6**

Expect strong access for Non-Advanced SM at launch based on rare disease profile, significant medical need, and lack of approved treatments

*September 2022, prior 90-day lookback period.
1. Market research data on file, Complete Market Payer Research Conducted in September, 2022. NDC, national drug code. PA, prior authorization.

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INVESTOR DAY 2022 Not for promotional use 34 Patient support streamlines the access process for patients SUPPORT OFFERED 1 Minimizes out-of- pocket cost burden for patients 2 Streamlines the access process for patients 3 Provides ongoing information and support to enable adherence PATIENT SUPPORT MODEL Copay Assistance* Patient Assistance Program QuickStart Coverage Interruption Reimbursement Support Resources Dose Exchange Nearly half of patients receiving AYVAKIT have enrolled in YourBlueprint, exceeding industry benchmarks * For eligible patients.

An educated patient can be a catalyst for disease treatment



It'sSMthing systemic mastocytosis
About SM
Diagnosis
Living with SM
Stay Connected
IT FEELS LIKE A
PUZZLE OF SYMPTOMS.
THE MISSING PIECE
IS THE DIAGNOSIS.
IT MIGHT BE

WEBSITE



facebook
A MAZE OF
PUZZLING
SYMPTOMS
MIGHT BE
SMTHING.

SOCIAL

It'sSMthing patient and caregiver education campaign

First launched in Q1 2022

~7K patients and caregivers have opted in for routine engagement

~1.3K downloads of a doctor discussion guide

High interest in HCP and patient ambassador webinar series (started in Q3)

Patient education efforts amplified by long-standing, committed partnerships with patient advocacy groups

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Breadth of opportunity to drive long-term AYVAKIT growth

GROWTH OPPORTUNITIES

Increase diagnosis of SM with education and testing

Broaden reach to spectrum of non-advanced SM


~22,000 patients
~16,000 undiagnosed SM (not visible in claims)
~6,000 other diagnosed non-advanced SM
1 Advanced SM treated
2 Advanced SM untreated
3 Moderate-to-severe non-advanced SM diagnosed and treated
4 Additional opportunity

INVESTOR DAY 2022
Not for promotional use

1. U.S. claims data analyses on file. 2. Cohen, Br J Haematol, 2014.

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INVESTOR DAY 2022 Not for promotional use U.S. claims data analyses on file. 37 Our efforts with the SM community have grown the number of diagnosed patients Q2 Q1 2019 Q2Q4Q1 2020 Q1 2022 Q2Q3Q3 Q4Q1 2021 Q4Q2 Q3 Jan’20: AYVAKIT approved for PDGFRA GIST PREVALENT SM PATIENTS OBSERVED IN US CLAIMS DATA Jun’21: AYVAKIT approved for Advanced SM 70%

INVESTOR DAY 2022 Not for promotional use 38 We are well positioned to deliver on the promise of AYVAKIT in SM AYVAKIT has the potential to benefit patients across the spectrum of SM • This represents a >$1B opportunity We have established AYVAKIT as the standard of care for patients treated for AdvSM • Focused on increasing the treated patient population to drive near-term growth Our Non-AdvSMU.S. launch strategy focuses on ~7,500 patients with moderate to severe disease who are seeking treatment today We are well-positioned to launch AYVAKIT for Non-AdvSM • First to market, a strong product profile, a leadership position built over nearly a decade, and an experienced team in the market today for AdvSM.

INVESTOR DAY 2022 Not for promotional use Clinical perspectives on non-advanced SM Chief Medical Officer BECKER HEWES, MD

Uncontrolled mast cell proliferation and activation in Non-Advanced SM causes severe and unpredictable symptoms across multiple organ systems[1-3]



a
b
c
MF, 54 years
BB, 49 years
LN, 55 years

Brain fog, depression, migraines, anxiety



Darier's sign, dermatographism, extreme flushing, pruritus



NEUROPSYCHIATRIC
SKIN
D816V Mast cells
CARDIOVASCULAR
RESPIRATORY
GASTROINTESTINAL
MUSCULOSKELETAL

Syncope, dizziness, palpitations,
Hypotensive anaphylaxis

Dyspnea, congestion, throat swelling, wheezing



A

Diarrhea, nausea/vomiting, pain

SYSTEMIC
fatigue, malaise, weight loss



A
B

Bone/muscle pain, osteoporosis

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Elsaley, A., et al. Mastocytosis - A Review of Disease Spectrum with Imaging Correlation. *Cancers*. 2021; 13(20):5102.
Boddaert, N et al. Neuroimaging evidence of brain abnormalities in mastocytosis. *Translational Psychiatry* 2017; 7, e1197
Berezowska, S., et al. Adult-onset mastocytosis in the skin is highly suggestive of systemic mastocytosis. *Mod Pathol* 2014; 27,19–29.

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INVESTOR DAY 2022 Not for promotional use 41 THE FIRST STUDY TO SHOW DISEASE MODIFICATION AND BENEFIT IN INDOLENT SYSTEMIC MASTOCYTOSIS

PIONEER: Largest clinical trial in Non-Advanced SM

PART 1: DOSE-FINDING | **PART 2: PIVOTAL EFFICACY**



Randomize 1:1:1:1
AYVAKIT 25 mg QD + BSC
AYVAKIT 50 mg QD + BSC
AYVAKIT 100 mg QD + BSC
Placebo QD + BSC
Select Dose
Randomize 2:1
24 weeks
Endpoint
AYVAKIT 25 mg QD + BSC
Placebo QD + BSC
Rollover
AYVAKIT 25 mg QD + BSC

Today's Topics

1 INTERPRETATION OF THE STUDY RESULTS

- Dose selection
- Patient selection
- Placebo performance

2 PHYSICIAN INTERPRETATION OF THE DATA

- Clinical meaningfulness
- Decision to prescribe if approved

3 WHEN WILL WE GET MORE DATA?

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Data cutoff as of June 23, 2022. QD, once daily; BSC, best supportive care; QD, once daily; SD, standard deviation.

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AYVAKIT demonstrated highly significant and clinically meaningful impact

CLINICAL OUTCOME MEASURES		P VALUE[1]
Primary Endpoint	Mean Change in TSS	0.003
Secondary Endpoints[2]	≥30% Reduction in TSS	0.009
	≥50% Reduction in TSS	0.005
	Mean Change in Most Severe Symptom Score	0.015
	≥50% Reduction in Serum Tryptase	<0.0001
	≥50% Reduction in KIT D816V VAF	<0.0001
	≥50% Reduction in Bone Marrow MC Aggregates	<0.0001

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Data cutoff as of June 23, 2022. 1. One-sided p-value < 0.025 indicates statistical significance. 2. For secondary endpoints, reductions in TSS and objective measures of mast cell burden represent proportion of patients with ≥30% and ≥50% reductions. All endpoints are key secondary endpoints, except for "Mean Change in Most Severe Symptom Score", which is an additional secondary endpoint. TSS, total symptom score; VAF, variant allele fraction; MC, mast cell.

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INVESTOR DAY 2022 Not for promotional use Data cutoff as of June 23, 2022. CI, confidence interval; SD, standard deviation AYVAKIT decreased patient-reported symptoms and objective measures of disease burden PART 2: PRIMARY ENDPOINT Mean change in Total Symptom Score (TSS) [95% CI] AYVAKIT -20.2 [-24.7 –-15.7] AYVAKIT Control 53.9% [45.3 –62.3] 0.0% [0.0 –5.1] PART 2: SECONDARY ENDPOINT Proportion of patients with ≥50% reduction in serum tryptase [95% CI] week 24 week 48 AYVAKIT Control -15.6 [-18.6 –-12.6] -9.2 [-13.1 –-5.2] week 24 44 rollover

INVESTOR DAY 2022 Not for promotional use AYVAKIT was well-tolerated with a safety profile favorable to control Data cutoff as of June 23, 2022. 1. Cognitive effect AEs refer to 17 pooled terms identified across AYVAKIT clinical studies.AE, adverse event; ICB, intracranial bleed; SAE, serious adverse event; TRAE, treatment-related adverse event. 45 AYVAKIT Control AEs, n (%)128 (90.8)66 (93.0) SAEs, n (%)7 (5.0)8 (11.3) Discontinuation due to TRAEs, n (%)1 (0.7)0 (0.0) TRAEs in ≥5% of AYVAKIT patients, by preferred term Headache, n (%) 11 (7.8)7 (9.9) Nausea, n (%) 9 (6.4)6 (8.5) Peripheral edema, n (%)9 (6.4)1 (1.4) Periorbital edema, n (%)9 (6.4)2 (2.8) •No ICB events •Lower rate of cognitive effect AEs 1 reported for AYVAKIT (2.8%) vs. control (4.2%) •No Grade 3 cognitive effect AEs 1 for AYVAKIT (0%) vs. control (1.4%) •In the AYVAKIT arm, 93% of edema AEs were Grade 1, with remainder Grade 2 •Higher Part 2 completion rate for AYVAKIT (96.5%) vs. control (93.0%)

INVESTOR DAY 2022 Not for promotional use * >50 ng/ml at baseline. TSS, total symptom score. 46 Maximum symptom improvement seen with 25 mg irrespective of tryptase reduction Part 1 Part 2 ****** -100% -50% 0% 50% 100% 25mg (n=10) 50 mg (n=10) 100 mg (n=10) * no data available Placebo (n=9) % CHANGE IN SERUM TRYPTASE FROM BASELINE week 24 TSS REDUCTION FROM BASELINE week 24 • DEEP SYMPTOM REDUCTION • SYMPTOM REDUCTIONWAS NOT CORRELATED WITH TRYPTASE REDUCTION Comparison of % change in TSS & % change in tryptase Low Correlation Coefficient 0.38 -25 -20 -15 -10 -5 0 Placebo25mg50mg100mg Patients with High Baseline Tryptase*

INVESTOR DAY 2022 Not for promotional use Health State Mobility Self- Care Usual Activities Pain / Discomfort Anxiety / Depression NON-ADVANCED SM PATIENT QOL IS LOWER THAN SOME TERMINAL DISEASES AYVAKIT LED TO CLINICALLY MEANINGFUL INCREASES IN QOL AT 24 WEEKS QOL, Quality of Life 1. Average EQ-5D score of all PIONEER patients at baseline; 2. Jiang R, et al., Qual Life Research. 2021;30; 3. Pickard AS, et al., Qual Life Outcomes. 2007. Non-Advanced SM patients had poor QoL and improved on AYVAKIT EQ-5D IS A WIDELY-USED QOL TOOL PIONEER Trial 0.0 0.2 0.4 0.6 0.8 1.0 U.S. general population 2 Non- Advanced SM 1 Lung Cancer Acute Intermittent Porphyria 3.20% 11.30% Placebo AYVAKIT (Mean change, %) 47

AYVAKIT showed reduction in polypharmacy: illustrative example oral cromolyn

	MEDICATION CLASSES
MULTIPLE SYMPTOMS	H1 inhibitors H2 inhibitors Leukotriene inhibitors Systemic steroids Anti-IgE antibodies
GASTROINTESTINAL	Proton Pump Inhibitors **Oral Cromolyn** Anti-diarrheals
ANAPHYLAXIS	EpiPens
OSTEOPOROSIS	Bisphosphonates
PAIN	NSAIDS Opiates


Cromolyn Sodium, USP
Cromolyn Sodium, USP
Cromolyn Sodium, USP

ORAL CROMOLYN SODIUM

- High concentration oral formulation of cromolyn sodium
- Recommended dose 2 vials diluted in water 4x day, before meals and at bedtime

PIONEER

- 58 patients used at baseline

Patients who reduced their dose or frequency of taking oral cromolyn sodium by month 6

AYVAKIT 25 mg QD + BSC	13/58 (22%)
Placebo QD + BSC (Control)	0/31 (0%)

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Anti-IgE, anti-immunoglobulin E; NSAIDS, non-steroidal anti-inflammatory drugs.

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CASE PRESENTATIONS & PANEL DISCUSSION Assistant Professor of Medicine Hematology Oncology University of Alabama School of Medicine Birmingham, Alabama Pioneer Investigator PANKITVACHHANI, MD Professor of Medicine Division of Allergy and Immunology Washington University St. Louis, Missouri H. JAMES WEDNER, MD Assistant Professor Head IFA Outpatient Clinic for Allergology Charité University Berlin, Germany Pioneer Investigator FRANK SIEBENHAAR, MD Drs. Vachhani, Wedner and Siebenhaar have consulting relationships with Blueprint Medicines

Case 1 – Prof. Siebenhaar

PATIENT JOURNEY

34-year-old man

- Allergic rhinitis, asthma in 1990
- **Diagnosed @ 20yrs old**
  - non-advanced SM in 2008
- KIT D816V positive
- Baseline tryptase < 20ng/ml

BASELINE SYMPTOMOLOGY

GI: recurrent, unpredictable diarrhea

Neuro: Brain fog, dizziness, headache

Skin: lesions < 60%; triggered by exercise, shower, hot bath

Skeletal: Bone pain

POLYPHARMACY

- Ebastine (H1-blocker)
- Famotidine
- Cromoglycate
- Epipen

PATIENT ADOPTED LIFESTYLE TO SYMPTOMS

Working from home, fatigue

Forgot what “normal” felt like

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Case 1 – Symptom & QoL improvement after 6 months AYVAKIT treatment

ISM – SYMPTOM ASSESSMENT FORM
(lower = health improvement)

Total Symptom Score



diarrhea
fatigue
nausea
brain fog
dizziness
flushing
abdominal pain
spots
headache
itching
bone pain

MC-QOL
(lower = health improvement)



Emotions
40
30
20
10
Total Score
Skin
Symptoms
Social Life/ Functioning

EQ-5D
(higher = health improvement)



100
80
60
40
20
0
U.S. General Population[1]
+42%
Baseline
avapritinib 25mg 24 weeks

Baseline — avapritinib 25 mg @ 24 weeks

1. Jiang R, et al., Qual Life Research. 2021;30. ISM, indolent SM; MC-QOL, mastocytosis quality of life questionnaire.

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INVESTOR DAY 2022 Not for promotional use 52 Case 1 –Symptoms and overall improvements SKIN IMPROVEMENTS Before After • Patient reports “life-changing” improvement , including continued improvement in QoL – Ability to be more productive at work •No new symptoms, and reduction in skin and GI symptoms •No diarrhea after 6 months THIS PATIENT REMAINS ON AYVAKIT TODAY BeforeAfter AYVAKIT OUTCOMES Patients’ permission granted for use of photos. GI, gastrointestinal.

Case 2 – Dr. Vachhani

PATIENT JOURNEY

39-year-old mother of four

- First symptoms in 2017
- **Diagnosed @ 36 yrs old**
  - non-advanced SM in 2019
- KIT D816V positive
- Prior midostaurin, interferon, IV famotidine
- Baseline tryptase < 20ng/ml

BASELINE SYMPTOMOLOGY

GI: Chronic diarrhea, pain with food

Neuro: Brain fog

Skin: Typical SM lesions on trunk and limbs

Skeletal: Bone Pain

Systemic: Recurrent anaphylaxis, flushing

POLYPHARMACY

- Oral cromolyn
- famotidine
- levocertrizine
- fexofenadine
- omalizumab
- doxepin
- montelukast (others)
- **Epipen (99 in one year)**

PATIENT ADOPTED LIFESTYLE TO SYMPTOMS

- Stopped working and traveling
- Had to isolate, wear N95 mask in pubic before COVID pandemic
- Unable to attend kids' events
- Multiple episodes of life-threatening anaphylaxis

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INVESTOR DAY 2022 Not for promotional use 1. Jiang R, et al., Qual Life Research. 2021;30 54 Case 2 –Quality of life improvements avapritinib25mg Week 19 Baseline Emotions Skin Social Life/ Functioning Symptoms Total Score +38% U.S. General Population 1 MC-QOL (lower = health improvement) EQ-5D (higher = health improvement) ISM – SYMPTOM ASSESSMENT FORM (lower = health improvement) Baseline fatigue brain fog flushing spots bone pain itching headache abdominal pain nausea diarrhea Total Symptom Score dizziness avapritinib25mg Week 23

Dr. Wedner's Practice – Washington University Division of Allergy & Immunology

Systemic Mastocytosis Practice

- Treats multiple disorders including HAE, resistant atopic diseases, & routine allergy disorders
- Currently ~50 patients with SM
  - ~5-10 advanced SM
  - ~20 very bad/debilitating
  - ~20 significant disease

Referral basis

- ER anaphylaxis patients
- Allergists
- Dermatologists – hives and skin lesions, dermatographism
- Gastroenterologists – diarrhea and GI pain
- Neuro – unexplained brain fog

Washington University in St. Louis



Referral Region

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ER, emergency room; HAE, hereditary angioedema.

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Case Study #3 – Dr. Wedner

Presentation

41-year-old woman

- Referred by local ER for anaphylaxis
- **GI**: Frequent stomach upset
- **Skin**: Years of itching and skin flushing
- **Systemic:** Occasional shortness of breath

Additional History & Testing

- **Skin:** spots, severe flushing episodes
- **GI:** Nausea, vomiting & frequent diarrhea "Food allergy?"
- Darier's Sign on Physical Exam
- Osteopenia
- Tryptase = 42
- ddPCR – D816V pos
- Marrow mast cells

Polypharmacy

- Certrizine
- Famotidine
- Montelukast
- Zyflo CR
- Ketotifen
- Gastrocrom
- EpiPen

CURRENT SYMPTOMS

CURRENT SYMPTOMS	Persistent GI symptoms	Episodic flushing and itching	Anxiety about anaphylaxis	Spots

ddPCR, digital droplet polymerase chain reaction.

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INVESTOR DAY 2022 Not for promotional use 57 A new era for patients with Systemic Mastocytosis Non-Advanced SM is a devastating disease without any disease modifying treatment options PIONEER data support AYVAKIT's efficacy as the first disease modifying agent, with safety data at 25 mg highlighting potential for long-term treatment Patient impact was reflected on multiple measures of symptom and QoL improvement On track to submit sNDAto FDA for Non-Advanced SM by the end of 2022 sNDA, supplemental new drug application.

CLINICAL PANEL Q&A Assistant Professor of Medicine Hematology Oncology University of Alabama School of Medicine Birmingham, Alabama Pioneer Investigator PANKITVACHHANI, MD Professor of Medicine Division of Allergy and Immunology Washington University St. Louis, Missouri H. JAMES WEDNER, MD Assistant Professor Head IFA Outpatient Clinic for Allergology Charité University Berlin, Germany Pioneer Investigator FRANK SIEBENHAAR, MD

INVESTOR DAY 2022 Not for promotional use Expanding patient impact with precision medicine leadership President, R&D FOUAD NAMOUNI, MD

INVESTOR DAY 2022 Not for promotional use Our proven research and development engine development candidates nominated breakthrough therapy designations success rate from IND to clinical POC 14 80% 5 years from IND to first approval FDA approved indications approved medicines ~4 25 61

INVESTOR DAY 2022 Not for promotional use wt-KIT, wild-type KIT. 62 Targeting areas of high medical need and scaled patient impact MAST CELL DISEASES LUNG CANCER BREAST CANCER CANCER IMMUNOTHERAPY AYVAKIT: KIT D816V BLU-263: KIT D816V Research: wt-KIT GAVRETO: RET BLU-945: EGFR BLU-701: EGFR BLU-525: EGFR BLU-451: EGFR ex20 BLU-222: CDK2 Research: undisclosed Research: MAP4K1 Research: undisclosed Multiple additional undisclosed research programs in areas of medical need

INVESTOR DAY 2022 Not for promotional use We will achieve R&D scale by leveraging our strengths 63 LEADING PRECISION MEDICINE RESEARCH PLATFORM ADVANCED TRANSLATIONAL MEDICINE APPROACHES CULTURE OF INNOVATION Scientific rigor and depth Scientific rigor and depth Urgency to help patients Urgency to help patients Efficient resource allocation Efficient resource allocation Pairing of kinase and targeted protein degradation platforms builds on our knowledge and experience Robust scientific capabilities enable effective and efficient clinical strategy in complex disease areas Our talented and committed team forms the foundation of our strongR&D infrastructure +

Transforming treatment of EGFRm lung cancer President, R&D FOUAD NAMOUNI, MD

Our progress in addressing the medical need in EGFRm NSCLC

- Lung cancer is the leading cause of cancer death globally[1]
- EGFR is one of the most common oncogenic drivers in lung cancer[1]
- There are ~60,000 first-line EGFRm NSCLC patients in major markets[2]
- Patients with the EGFR L858R driver mutation have poorer outcomes

- Working to address medical needs in EGFR-driven NSCLC through rational combinations
- Advancing multiple clinical candidates with best-in-class potential derived from our strong discovery capability
- Leveraging our knowledge and experience in NSCLC to generate decision-making data that is informing our development strategy

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1. American Cancer Society. Key Statistics About Lung Cancer. https://www.cancer.org/cancer/lung-cancer/about/key-statistics. 2. Approximate patient numbers covering major markets – US, EU4, UK, and Japan. 1. Excludes rare mutations including exon 20 insertions. Internal estimates adapted from Ramalingam, et al. NEJM, 2020; Decision Resources Group: NSCLC Forecast and Epidemiology; and Harrison Seminars in Cancer Biology, 2020.

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INVESTOR DAY 2022 Not for promotional use Patients with EGFRm NSCLC have significant medical needs despite standard of care EGFRmNSCLCPROGRESSION ON TARGET EGFR RESISTANCE C797X, L718X, L792X, G796X, etc. OFF TARGET RESISTANCE MET, ALK, RET, KRAS, BRAF, CCNE1, etc. INCOMPLETE DRIVER INHIBITION Poorer outcomes for L858R versus ex19del Persistence of cells with driver mutation osimertinib 66

INVESTOR DAY 2022 Not for promotional use Poorer outcomes in EGFR L858R are associated with incomplete EGFR inhibition 67 21.4 mo ex19del OS ~42 mo PFS 14.4 mo L858R ~31 mo OSIMERTINIBOUTCOMES IN FLAURA 1L NSCLC 1 ex19delL858R osimertinib Complete EGFR inhibition Incomplete EGFR inhibition OSIMERTINIBINHIBITION OF EGFR CELL LINES 2 1. Soria NEJM 2014; Ramalingam NEJM 2020. 2. Cross et al., Cancer Dis, 2014. ex19del, exon 19 deletionmutation; mo, months; PFS, progression free survival; OS, overallsurvival.

Our EGFR portfolio strategy is comprehensive and modular

BLU-945

- More potent on L858R than ex19del
- Covers EGFR T790M and C797S

BLU-451

BLU-701/525

- Potent coverage of L858R and ex19del
- Covers EGFR C797S



L858R
32%
Exon 20
insertions
12%
9%
Atypical EGFR
G719X, L861Q, etc.
ex19del
47%

Target coverage based on preclinical data; Ref: Riess 2018 J Thorac Oncol.

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BLU-945 dose escalation data in late-line patients

- Updated BLU-945 monotherapy dose escalation data show:
  - **Differentiated safety** with limited wild-type-EGFR-related adverse events that were not dose limiting
  - **Robust target ctDNA responses** leading to tumor shrinkage
  - No durability of benefit, likely due to late-line disease heterogeneity and off-target resistance
- There is a **significant medical need** in 1L EGFR L858R
  - In treatment-naïve patients, EGFRm NSCLC is mainly driven by activating EGFR mutations
  - Patients with **EGFR L858R have poorer outcomes** versus ex19del with standard of care osimertinib
  - Preclinical data in 1L EGFR L858R model showed **BLU-945 + osimertinib was better than monotherapy**
  - Minimal evidence of wild-type-EGFR-related toxicity for **BLU-945 + osimertinib combination** in early dose escalation data

Prioritizing development of BLU-945 + osimertinib in 1L EGFR L858R

ctDNA, circulating tumor DNA.

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INVESTOR DAY 2022 Not for promotional use Data cutoff date: September 13, 2022. BID, twice daily; C1D1, cycle 1 day 1; C1D15, cycle 1 day 15; DLT, dose-limited toxicity; LFT, liver function tests. PD, progressive disease; PR, partial response; RP2D, recommended phase 2 dose; SD, stable disease; VAF, variant allele fraction. 70 BLU-945 monotherapy dose escalation data support combination development EGFR C797S ctDNA CLEARANCETUMOR SHRINKAGE PD SD PR 20% 0% -40% -60% -20% -100 -50 0 50 100 200mg BLU-945 BID 300mg BLU-945 BID 250mg BLU-945 BID Percent change in C1D15 VAF over pre-treatment (C1D1) Baseline EGFR mutational profile (C1D1; F1LCDx) ex19del C797S* L858R C797S* ex19del T790M C797S L858R C797S* ex19del T790M C797S ex19del T790M C797S L858R T790M C797S L858R C797S* L858R C797S* L858R T790M C797S ex19del T790M C797S* ex19del T790M C797S* ex19del T790M C797S 200mg BLU-945 BID 300mg BLU-945 BID 250mg BLU-945 BID BLU-945 WAS GENERALLY WELL-TOLERATED •Minimal evidence of wild-type-EGFR- related toxicity •Reported DLTs were non-EGFR-related –LFT elevations, fatigue, nausea and vomiting

Significant off-target resistance limits opportunity for EGFR targeted therapy in 2L+

ctDNA ANALYSIS DETECTED MULTIPLE OFF-TARGET DRIVERS

BRAF	CCND1	ERBB4
FGFR2	KRAS	PDGFRA
PDGFRB	PIK3CA	RB1+TP53*
CCNE1		

24% with multiple off-target drivers

- Significant tumor heterogeneity detected at baseline in late-line patients with multiple off-target drivers of resistance
- Increase in off-target drivers also detected at end-of-treatment in a subset of patients
- Off-target resistance likely driving limited responses and poor durability despite robust EGFR inhibition seen by ctDNA
- Optimization of EGFR pathway inhibition is likely to be more successful in front-line, in the absence of multiple resistance mechanisms

Data cutoff date: September 13, 2022. **RB1 and TP53 loss is evidence for likely histological transformation; Offin M. J Thorac Oncol, 2019.

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INVESTOR DAY 2022 Not for promotional use Data on file. IC50, half-maximal inhibitory concentration; WT, wild-type; wtEGFR, wild-type EGFR. 72 BLU-945’s unique selectivity profile enables a wide therapeutic index and more potent inhibition of L858R with or without on-target resistance 0 10 20 30 40 50 60 70 010203040506070 wtEGFR / L858R IC50 wtEGFR / ex19del IC50 2 nd gen TKIs More selective for L858R More selective for ex19del BLU-945 1 st gen TKIs 3 rd gen TKIs L858 R L 85 8R / C7 97 S L858R / T790 M L8 58 R / T 79 0M / C797S Ex19de l / T 79 0M / C 79 7 S 1 10 100 1000 BLU-945 osimertinib gefitinib

BLU-945 and osimertinib combine to more completely inhibit EGFR and extend survival in treatment-naïve L858R preclinical models

LUN439 PDX (treatment naïve L858R)



Mean change in tumor volume from day 0 ± SEM (%)
400
200
0
50
100
day
last dose
Vehicle
Osimertinib 5 mg/kg QD
BLU-945 75 mg/kg BID
BLU-945 75 mg/kg BID + osimertinib 5 mg/kg QD



Percent animal treatment group survival
100
50% survival
0
Treatment period
0
50
100
150
200
time (days)

Treatment	mOS (days)	p-value (vs osi)
Vehicle	89	<0.0001
BLU-945 75mg/kg	136	ns
Osimertinib 5mg/kg	125	-
BLU-945 75mg/kg + Osimertinib 5mg/kg	163	0.04

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Tavera-Mendoza. EORTC-NCI-AACR, 2022. mOS, median overall survival; PDX, patient-derived xenograft model; SEM, standard error of the mean.

73

INVESTOR DAY 2022 Not for promotional use Early SYMPHONY trial dose escalation data show BLU-945 + osimertinib combination has been generally well-tolerated to date Data cutoff date: September 13, 2022. 74 BLU-945 + OSIMERTINIB 80 MG DOSE ESCALATION Patients with EGFRm NSCLC and >1 prior TKI BLU-945 QD + 80 MG OSIMERTINIBBLU-945 BID + 80 MG OSIMERTINIB 200 mg QD 100 mg BID 300 mg QD 150 mg BID 400 mg QD (recently opened) QD and BID dose escalation is ongoing Minimal evidence of wild-type-EGFR- related toxicity No DLTs reported to date Upon RP2D selection, plan to initiate expansion cohort in patients with 1L L858R

INVESTOR DAY 2022 Not for promotional use 75 Plan to prioritize BLU-525, with minimal disruption to overall EGFR portfolio timeline Phase 1 HARMONY trial dose escalation update • BLU-701 showed early evidence of activity at low doses • Drug metabolism pathway has limited dose escalation Plan to prioritize BLU-525 and deprioritize BLU-701 • Different chemical structure with different metabolism pathway • Similar EGFR mutational coverage • Improved kinomeselectivity • Improved CNS penetration Next steps: • Plan to submit IND to FDA for BLU-525 in Q1 2023 • Patients currently enrolled in the HARMONY trial will be able to continue treatment CNS, central nervous system.

BLU-451 escalation ongoing with early response in EGFR ex20ins patient

Phase 1 CONCERTO trial dose escalation update
- Currently enrolling 400mg QD
- No DLTs reported to date
- No treatment-related grade 3+ AEs reported to date

63 yo F with ex20ins NSCLC
Prior therapies:
- carbo/pemetrexed/pembro
- CLN-081 (dc'd for toxicity)
- BDTX-189 (dc'd for PD)

BLU-451 200 mg QD
Only related AE is grade 1 rash
Confirmed PR (-58%)
Treatment ongoing in cycle 5


88 x 40 mm
L
Baseline
Week 6

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A cycle is 21 days. Data cutoff date: October 11, 2022. AE, adverse event. Ex20ins, exon 20 insertion mutation.

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INVESTOR DAY 2022 Not for promotional use 77 Our EGFR portfolio strategy is comprehensive and modular BLU-945 BLU-525 BLU-451 12% 9% 47% 32% ex19del L858R Exon 20 insertions Atypical EGFR G719X, L861Q, etc. + osimertinib 1L NSCLC with EGFR L858R •2L+ exon20 NSCLC •1L exon20 NSCLC + BLU-945 1L NSCLC with EGFRmut

Precision at Scale:
Delivering improved outcomes for people with EGFR-mutant NSCLC


SOLVING
MAJOR
MEDICAL
PROBLEMS

Do we have a winning approach to improve outcomes for patients with EGFR-mutant NSCLC?

1. BLU-945 monotherapy was clinically active and showed a differentiated safety profile. However, durability of response was limited due to frequent off-target drivers in 2L+ patients
2. Prioritizing development of BLU-945 in combination with osimertinib in 1L L858R, based on exciting preclinical data and early clinical safety data
3. Pulling forward BLU-525, the backup compound for BLU-701, to bring the best candidate into development with minimal disruption to the overall timeline
4. Encouraging early activity data from the BLU-451 dose escalation trial

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INVESTOR DAY 2022 Not for promotional use Research innovation at scale Chief Scientific Officer PERCY CARTER, PHD

INVESTOR DAY 2022 Not for promotional use 80 Blueprint’s Science Leadership Team ROB MEISSNER, PHD SVP, Chemical Sciences RACHEL ERLICH, PHD VP, Translational Medicine & Integrated Research TIM LABRANCHE, DVM, PHD VP, Preclinical Safety & Comparative Medicine STEVE MILLER, PHD VP, Precision Open Innovation RONDA RIPPLEY, PHD VP, Quantitative Pharmacology & Drug Safety JASON BRUBAKER, PHD VP, Medicinal Chemistry SCOTT RIBICH, PHD VP, Biology Drug Discovery LAKSHMI MUTHUSWAMY, PHD Director, Computational Biology & Bioinformatics

INVESTOR DAY 2022 Not for promotional use 81 Research at Blueprint Medicines Blueprint Talent + Integrated Platforms Blueprint Precision Medicine Research Portfolio Blueprint Clinical Portfolio KIT EGFR CDK •Support development and enhancement of three therapeutic areas •Lead the creation of new therapeutic opportunities Develop both our talent and platforms

INVESTOR DAY 2022 Not for promotional use 82 Research at Blueprint Medicines Blueprint Talent + Integrated Platforms Blueprint Precision Medicine Research Portfolio Blueprint Clinical Portfolio KIT EGFR CDK Externally Partnered Programs Bus. Dev. & Research Partnerships Augment our internal efforts with external partnerships in both research & development Bus. Dev., business development.

INVESTOR DAY 2022 Not for promotional use 83 We have a focused approach to portfolio construction At all stages, early to late, we progress programs that have: Defined Value Inflections Delineated data-driven decision points at all R&D stages Blueprint Edge Benefits from our focused approach to small molecule drug discovery Transformative Potential Provides meaningful benefit to patients with high medical need Precision Approach Well-defined patient identification strategy, compatible with real world

INVESTOR DAY 2022 Not for promotional use 84 Today’s update Blueprint Talent + Integrated Platforms Blueprint Precision Medicine Research Portfolio Blueprint Clinical Portfolio KIT EGFR CDK Wild-type KIT program Immuno-oncology collaboration with Roche EGFR Backup Candidate CDK2 program Targeted Protein Degradation Efforts

Our EGFR portfolio has potential to address all known driver mutations and associated resistance mechanisms

BLU-945

- More potent on L858R than ex19del
- Covers EGFR T790M and C797S

BLU-451

BLU-525

- Potent coverage of L858R and ex19del
- Covers EGFR C797S



L858R
32%
Exon 20 insertions
12%
9%
Atypical EGFR
G719X, L861Q, etc.
ex19del
47%

Target coverage based on preclinical data; Ref: Riess 2018 J Thorac Oncol.

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INVESTOR DAY 2022 Not for promotional use BLU-701BLU-525 Potency (IC 50 , nM) [WT-selectivity] Exon19Deletion (enzyme / cell pEGFRPC9) 0.5 [109x] / 1.3 [83x]0.9 [19x] / 1.2 [96x] Exon19Deletion C797S (cell pEGFRBa/F3 Ex19Del/CS) 1.8 [107x]9.5 [12x] L858R (enzyme / cell pEGFRBa/F3 LR) 2.6 [21] / 3.3[33x]1.6 [10x] / 4.2 [27x] L858R C797S (cell pEGFRBa/F3 LR/CS) 3.3 [33x]8.5 [14x] KinomeSelectivityS(10) @ 3 m M0.0600.015 Brain PenetrationRat IV infusion (Kpuu)0.981.3 86 BLU-525 is an improved brain penetrant, reversible EGFR inhibitor Key advantages of BLU-525 over BLU-701: – Differentiated chemical structure altered metabolic profile – Improved kinomeselectivity, but retains high potency and wild-type EGFR selectivity – Improved safety profile in non-GLP and GLP toxicology studies (rodent, non-rodent) GLP, good laboratory practice. nM, nanomolar; IV, intravenous; uM, micromolar. See also: L. Tavera-Mendoza et al. AACR-NCI-EORTC 2022, Barcelona, Spain, October 26–28.

BLU-525 is an improved brain penetrant, reversible EGFR inhibitor

Together, BLU-525 and BLU-945 will cover both common EGFR mutations and associated primary resistance mutations

		1G	3G	Next Generation		Potential Combinations		
	*EGFR mutational coverage**	*Gefitinib*	*Osimertinib*	*BLU-525*	*BLU-945*	*BLU-525 + osimertinib*	*BLU-945 + osimertinib*	*BLU-525 + BLU-945*
1L	**L858R**	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
1L	**ex19del**	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
2L	**L858R or ex19del** /T790M	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
2L	**L858R or ex19del** /C797S	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM
3L	**L858R or ex19del** /T790M/C797S	IC_{50} >50 nM	IC_{50} >50 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM

Legend: IC_{50} ≤10 nM; IC_{50} >50 nM

* Based on biochemical IC_{50}. 3L, third line; 1G, first generation; 3G, third generation.

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Targeting cancer pathways vulnerable to CDK2 inhibition

CDK-CYCLIN COMPLEXES REGULATE THE CELL CYCLE



CDK1
Cyclin A/B
CDK4/6
Cyclin D
M
CELL DIVISION
G1
G2
DNA SYNTHESIS
S
CDK2
Cyclin E
CDK2
Cyclin A

ABERRANT CYCLIN E (CCNE1) DRIVES CELL PROLIFERATION

Critical Role in Progression

1L combo & CDK4/6i Resistance

HR+ / HER2- Breast Cancer

Precision Medicine

*CCNE1+ Solid Tumors**

- **Ovarian Cancer (20%)**
- **Endometrial Carcinoma (11%)**
- Gastric Cancer (11%)
- Esophageal Cancer (8%)
- Triple Negative Breast Cancer (11%)
- Lung Adenocarcinoma (5%)
- Others

- **No targeted therapies** approved to address these mechanisms of disease or resistance
- **Strong biological rationale** with preclinical and/or clinical validation
- However, molecular **selectivity has been challenging** to achieve historically by others

*CCNE1 amplification frequency represented as percentage of total patient samples. Data from the National Cancer Institute's The Cancer Genome Atlas Program (www.cancer.gov/tcga). HR+/HER2-, hormone receptor-positive, HER2-negative.

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BLU-222 is a highly potent and selective CDK2 inhibitor

		BLU-222
CELL	pRb IC_{50} (nM)	4.2
	pLamin / pRb (CDK1/2)	84x
ENZYME (1mM ATP)	CDK2 IC_{50} (nM)	2.6
	CDK4/2	150x
	CDK6/2	105x
	CDK7/2	2,700x
	CDK9/2	2,300x
	S(10)	0.045


OVCAR3 CDX
Vehicle, p.o BID
BLU-222 30mg/kg,BID
BLU-222 60mg/kg,BID
BLU-222 100mg/kg,BID
Tumor volume(mm3)
2500
2000
1500
1000
500
0
0
7
14
21
28
Days post treatment initiation (day)


OVCAR3 Cell Cycle Profile
% cells
100
75
50
25
0
0
25
100
250
BLU-222 (nM)
sgNTC
sgRb1#1
G2/M
S
G1

- BLU-222 has excellent **potency, CDK-family selectivity, and overall kinome selectivity**
- ADME and toxicology profiles are projected to **enable clinical combination strategies**
- Pre-clinical studies in CCNE1-amplified setting has been discussed, and **work in pre-clinical breast cancer modeling will be disclosed at SABCS 2022**

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ADME, absorption, distribution, metabolism, and excretion; CDX, cell-derived xenograft; sgNTC, single-guide RNA against nontargeting control; sgRb, single-guide RNA against Rb. SABCS, San Antonio Breast Cancer Symposium. For initial BLU-222 poster, see: Victoria Brown et al. AACR Annual Meeting, 2022.

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INVESTOR DAY 2022 Not for promotional use CDK4/6i, CDK4/6 inhibitor. 90 Broad R&D effort to support ongoing development of BLU-222 Multiple dose cohorts* RP2D BLU-222 + ER antagonist (ER+/HER2-breast) BLU-222 + CDK4/6i + ER antagonist (ER+/HER2-breast) BLU-222 Monotherapy (CCNE1+ tumors) PHASE 2 EXPANSION (PLANNED) PHASE 1 DOSE ESCALATION (ENROLLING; UPDATE ON RESULTS IN 1H23) BLU-222 + Chemotherapy (CCNE1+ tumors) •Safety •Preliminary clinical activity •Patient selection strategy *Includes monotherapy and combination regimens BLU-222 Monotherapy (Other CCNE1+ tumors / Basket) TRANSLATIONAL MEDICINE COLLABORATION WITH MD ANDERSON (ONGOING; PLANNED FOR 3 YEARS) New biomarker hypotheses Rational Combinations Indication expansion

Scientific leadership in KIT biology

AYVAKIT®
avapritinib | tablets

KIT D816V inhibitor FDA and EMA approved for advSM and PDGFRA D842V mutant GIST

US & EU marketing applications planned for non-advSM

IDRX-73 (BLU-654)

KIT exon 13 inhibitor for KIT-driven GIST out-licensed to IDRx


KIT

BLU-263

Next-generation KIT D816V inhibitor in clinical development for SM & mMCAS wt-KIT

Research program for inflammatory mast cell disorders

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GIST, gastrointestinal stromal tumor; mMCAS, monoclonal mast cell activation syndrome.

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Expanding our leadership in mast cell-mediated diseases



Wild-type **KIT plays a central role in mast cell** survival, proliferation, and activation. Mast cells are primary effector cells in several allergic-inflammatory diseases, including **both inducible and spontaneous chronic urticaria.**

Chronic Urticaria is a debilitating inflammatory skin disorder characterized by wheals (hives)

- Complications include swelling/hives in inopportune sites (mouth, airway, genitals) and anaphylaxis
- Sleep disruption, stress, & anxiety due to severe itching are major contributors to disease burden

Chronic Urticaria statistics

~2M	*Total estimated point prevalence in the U.S.+EU**	**1.4%**	*Lifetime incidence**
37%	*Patients with both wheals (hives) and angioedema***	**1/3**	*Patients with poor disease control***

*See: J. Fricke, J. et al. *Allergy* **2020**, *75*, 423; note that point prevalence was estimated based on regional data (Fricke) and current populations
See: P. Kolkhir, et al. *Nature Reviews: Disease Primers* **2022, *8*, 61;

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INVESTOR DAY 2022 Not for promotional use 93 Aim to discover best-in-class wild-type KIT inhibitors We have identified multiple examples of compounds meeting our target product profile Advanced candidates have safety and ADME profiles consistent with either single agent or combination therapy AttributeIdeal Candidate BLU8758 pKIT/ proliferation IC 50 < 10 nM pKIT IC 50 4 nM / 17 nM PDGFR / FLT3 selectivity> 50x / > 50x 700x/ >580x Kinase Selectivity; S(10)< 0.1 0.06 Drug/Drug InteractionsLow potential Low/Moderate Peripherally RestrictedKpuu < 0.1 Kpuu = 0.04 ADME, absorption, distribution, metabolism, and excretion.

INVESTOR DAY 2022 Not for promotional use 94 A strategic collaboration with the potential to transform the field of cancer immunotherapy Robust kinase research platform & development capabilities Cancer immunotherapy expertise, assets and infrastructure EXPLORE COMPELLING TARGETS • Goal: Explore a range of immunokinasetargets to advance cancer immunotherapy •Interrogate and validate with genetic and tool compound approaches ADVANCE THROUGH LEAD OPTIMIZATION •4 targets investigated focusing on distinct and complementary immune mechanisms DELIVERY OF TOP PROGRAMS • Achieved: 2 targets advanced through lead optimization to stage of Development Candidate (DC) •MAP4K1: DC achieved; first-in- patient anticipated 2023 •2 nd target: DC anticipated 2023 2016 2019 2022 In collaboration with Roche. Blueprint Medicines and Roche are conducting activities for up to two programs, including the program targeting MAP4K1. For one of the programs, Blueprint Medicines has U.S. commercial rights and Roche has ex-U.S. commercialization rights. For one of the programs, Roche has worldwide commercialization rights.

INVESTOR DAY 2022 Not for promotional use Degrader figure from Nalawansha& Crews, Cell Chemical Biology 2020 , 27 , 998 –1014. 95 Platform diversification expands our vision and impact KINASE MEDICINE DISCOVERY PLATFORM AGILE DEGRADER DISCOVERY PLATFORM + Internal investment provides flexibility across our portfolio Collaboration with Proteovant& VantAIintroduces expertise and expands reach Enhanced selectivity Success with challenging kinases Differentiated pharmacology EXPECTED BENEFITS OF INTRODUCING DEGRADERS Portfolio optionality

INVESTOR DAY 2022 Not for promotional use 96 Strategy: Leverage the Blueprint library Our initial approach prioritizes heterobifunctional degraders, which can capitalize both on existing proprietary chemical matter and known E3 ligases. BLUEPRINT KINASE INHIBITOR LIBRARY Select potent, selective, and drug-like ligands from the kinase inhibitor library Optimize target degradation using well-studied E3 ligases Optimize degrader properties, selectivity, and potency via linker POTENT, SELECTIVE HETEROBIFUNCTIONAL DEGRADER LIBRARY STRATEGY APPLIES TO BOTH INTERNAL PROGRAMS AND PROTEOVANT COLLABORATION LIBRARY STRATEGY APPLIES TO BOTH INTERNAL PROGRAMS AND PROTEOVANT COLLABORATION Target Binder E3 Ligase Recruiter

Portfolio impact

Early Example: Internal kinase program with family selectivity challenges (oncology)

- Exploratory work revealed a selectivity divergence in inhibitor vs degrader SAR, and ability to tune selectivity

	Blueprint Degrader 1	Blueprint Degrader 2	Blueprint Degrader 3
Paralog A DC_{50} (Dmax) @ 6h	60 nM (63%)	110 nM (67%)	>10 µM
Paralog B DC_{50} (Dmax) @ 6h	>10 µM	30 nM (82%)	37 nM (86%)
Profile	A-Selective	A/B-Dual	B-Selective

Impact: opportunistic program initiation

- Heterobifunctional degrader effort now initiating for high-value Paralog B
- High selectivity observed vs. two key family off-targets; broader selectivity studies to come

This year, we have started **five early degrader programs:** three internal and two with Proteovant

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SAR, structure activity relationship.

97

INVESTOR DAY 2022 Not for promotional use 98 Expanding the research platform to increase innovation & productivity KINASE PLATFORM KINASE PLATFORM NEW PLATFORMS INTEGRATED PLATFORM CURRENT CAPABILITIES TARGETED PROTEIN DEGRADATION UNPARALLELED PRODUCTIVITY COMPLEMENTARY & SCALABLE NEW TARGET CLASSES LIBRARY & NEW TARGET DISCOVERY EXPANSION Consolidate precision medicine platforms with combination of internal and external innovation YESTERDAY TODAYFUTURE EXPANSION AIMS TO DOUBLE THE HISTORIC OUTPUT OF OUR DISCOVERY ENGINE BY 2025 EXPANSION AIMS TO DOUBLE THE HISTORIC OUTPUT OF OUR DISCOVERY ENGINE BY 2025

Pre-clinical portfolio



Hit ID and Hit-to-Lead
Lead Optimization
Preclinical Development
Precision Oncology
BLU-525
Undisclosed
Undisclosed
Multiple
Inhibitors
Multiple
Degraders (two in collaboration)
Collaboration with proteovant
Heme & Mast Cells
Wild-type KIT
Undisclosed
Immuno-Oncology
MAP4K1
I/O Target #2
Collaboration with Roche

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INVESTOR DAY 2022 Not for promotional use Precision at Scale: Driving innovation for long-term growth 100 How will we leverage our expertise and infrastructure to drive continued innovation and long-term growth? SCALING INNOVATION 1 2 3 Creating synergies between our robust discovery, clinical and commercial capabilities to build an optimized portfolio Announcing a new program targeting wild-type KIT, which builds on ourknowledge of KIT and leadership position in mast cell disorders Leveraging our kinase discovery platform as a unique advantage to pursue targeted protein degradation

INVESTOR DAY 2022 Not for promotional use Scaling our leadership in precision medicine Chief Operating Officer CHRISTY ROSSI

INVESTOR DAY 2022 Not for promotional use 102 A clear portfolio strategy to achieve our 2027 vision LEAD WITH THE SCIENCE Patient needs Important targets Blueprint edge DIVERSIFY RISK Next-gen strategies Balance risk & return BUILD SCALE Target & disease leadership areas LEVERAGE PARTNERSHIPS Scientific, clinical & commercial partnerships

Diversified EGFRm NSCLC portfolio with a compelling risk-return profile


EGFR PORTFOLIO IMPACT/RISK PROFILE
1L all comer
BLU-945+BLU-525
1L L858R
BLU-945+osi
1L, 2L ex20ins
BLU-451
2L+ all comer
BLU-945+other
SIZE OF OPPORTUNITY
TECHNICAL RISK
= Prioritized
= Deprioritized

ASSET AND OPPORTUNITY DIVERSITY ENABLES:

- Balanced risk profile
- Attractive commercial opportunity
- Scientific, clinical, and commercial economies of scale

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Osi, osimertinib.

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INVESTOR DAY 2022 Not for promotional use 104 Strategic use of back-up and next-gen programs in high value opportunities BLU-701 BLU-525 BLU-263 AYVAKIT DEEP BIOLOGICAL INSIGHTS ENABLE NEXT-GENERATION PROGRAMS Goal: expand patient impact, disease area leadership and program lifecycle ROUTINE BACK-UP STRATEGIES ACROSS PORTFOLIO Goal: manage development risk at the program and portfolio levels EGFRmNSCLC BACK-UP PROGRAM EGFRmNSCLC DEPRIORITIZED SYSTEMIC MASTOCYTOSIS CORE PROGRAM SYSTEMIC MASTOCYTOSIS NEXT-GEN

We are leaders in systemic mastocytosis

AYVAKIT®
avapritinib | tablets

~540 patient years of SM clinical data

3 FDA breakthrough therapy designations

2 FDA and EMA approved indications*

On track to submit sNDA to FDA
for non-advanced SM by the end of 2022

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EMA, European Medicines Authority. * AYVAKIT is FDA approved for the treatment of adults with unresectable or metastatic PDGFRA exon 18 mutant gastrointestinal stromal tumor (GIST) and adults with Advanced SM. AYVAKYT is EMA approved for adults with unresectable or metastatic PDGFRA D842V mutant GIST and adults with Advanced SM after at least one systemic therapy.

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INVESTOR DAY 2022 Not for promotional use 106 Deep disease insights drive perspectives on medical needs ADVSM(5-10%) ADVSM(5-10%) NON-ADVSM(90-95%) NON-ADVSM(90-95%) •AVYAKIT is the standard of care •Areas for continued innovation: ‒Long term follow up and OS ‒Combination data SYSTEMIC MASTOCYTOSIS ~32K prevalent patients, with ~16K diagnosed and visible in claims in U.S. •PIONEER trial data demonstrate compelling benefit/risk profile •First mover advantage is significant •High bar for differentiation

INVESTOR DAY 2022 Not for promotional use Business development is a key lever in our portfolio strategy 107 Strategic Partnerships Strategic Partnerships Geographic Expansion Geographic Expansion Buy-Side Transactions Buy-Side Transactions Program Partnerships Program Partnerships FOP, fibrodysplasiaossificans progressiva; I/O, immunotherapy; WW, worldwide. 2015: Discovery collaboration on FOP 2016: Global I/O research collaboration 2019: WW out-license of BLU-782 for FOP 2020: Global collaboration of GAVRETO ® 2018: Greater China partnering on 3 clinical programs 2021: Greater China partnering on 2 preclinical programs 2021: Acquisition for its EGFR Exon20 program 2022: Research collaboration on targeted protein degradation 2022: Supply agreement for osimertinib 2021: Translational research collaboration on CDK2 2021: Distribution agreement for AYVAKIT T® in Israel 2022: Distribution agreement for AYVAKIT TM in 14 Central Eastern European countries >$1.1B of capital brought in to-date inclusive of upfront, milestones and royalties 2022: WW out-license of BLU-654 for GIST

INVESTOR DAY 2022 Not for promotional use Our portfolio to deliver Precision at Scale 108 LUNG CANCER PORTFOLIO BLU-222 AREA PDGFRA GIST RET-altered cancers Advanced SM Non-Advanced SM EGFRm NSCLC CDK2 vulnerable breast & other cancers GLOBAL TAMs PRODUCTS ~250,000+ patients 4+ marketed products by the end of 2027 Includes TAMs for AYVAKIT based on potential approval in Non-Advanced SM and other investigational therapies based on potential future approvals in other target indications.

INVESTOR DAY 2022 Not for promotional use Anticipated near-term milestones 109 PROGRAMAREA OF FOCUSMILESTONETIMING AYVAKIT Non-Advanced SM Submit sNDAto FDAQ4 2022 Present full registrational data from PIONEER trialQ4 2022 / Q1 2023 BLU-263Report top-line 12-week Part 1 data from HARBOR trialQ4 2022 BLU-525 EGFRm NSCLC Submit IND to FDAQ1 2023 BLU-451Report BLU-451 dose escalation data1H 2023 BLU-222CDK2-vulnerable cancersReport BLU-222 dose escalation data1H 2023

INVESTOR DAY 2022 Not for promotional use 110 Expanding AYVAKIT to treat patients with non-advanced SM to realize a compelling near- term growth opportunity Tackling important medical problems representing significant opportunities in lung, breast and other cancers Building on proven research track record to broaden theopportunities we can pursue to drive long-term growth Precision at Scale: key themes from today’s presentation EXPANDING PATIENT IMPACT SOLVING MAJOR MEDICAL PROBLEMS SCALING INNOVATION

KATE HAVILAND Chief Executive Officer

INVESTOR DAY 2022 Not for promotional use 112 “2027 Blueprint” strategy -double our impact, in half the time Approved medicines Disease leadership areas Late-stage clinical programs Research platforms Cumulative development candidates 2011-2022 2 1 2 1 14 Planned 2022-2027 4+ 3+ 4+ 2 25+ 2027